Exhibit 99.1

SKULLCANDY, INC.

2011 INCENTIVE AWARD PLAN

PERFORMANCE-VESTING RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Skullcandy, Inc., a Delaware corporation, (the “Company”) hereby grants to the holder listed below (the “Participant”), an award of performance-vesting restricted stock units (the “PSUs”) pursuant to its 2011 Incentive Award Plan (as may be amended from time to time, the “Plan”). The PSUs shall entitle the Participant to earn a number of shares of Common Stock (“Shares”) ranging from 0% – 150% of the Target Number of PSUs set forth below, based on the attainment of Performance Goals and subject to the satisfaction of continued employment requirements, each as described in this Performance-Vesting Restricted Stock Unit Grant Notice (the “Grant Notice”), the Performance-Vesting Restricted Stock Unit Award Agreement attached hereto as Exhibit A and the Performance Goals and Related Definitions attached hereto as Exhibit B (together, the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings for purposes of this Agreement. The Performance Goals and certain terms relating to the Performance Goals are set forth or defined on Exhibit B hereto.

Participant:

Grant Date:

Target Number of PSUs:	(“Target PSUs”)

Maximum Number of PSUs:

Performance Period:	January 1, 2012 - December 31, 2014 (“Performance Period”)

Time and Performance Vesting:	The first date (if any) on which the PSUs fully vest (i.e., the PSUs become both (i) earned and performance-vested based on the attainment of applicable Performance Goals and (ii) time-vested based on satisfaction of applicable continuing service requirements, each as described herein, shall be the “Applicable Vesting Date” for the PSUs.

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General. Subject to the Participant’s continued service as an Employee, Director or Consultant through January 1, 2015, except as otherwise provided below, the PSUs shall vest and be earned on January 1, 2015 as follows: (i) 0 – 105% of Target PSUs shall fully vest and be earned based on attainment of the EPS Goal during the Performance Period, and (ii) 0 – 45% of Target PSUs shall fully vest and be earned based on attainment of the Revenue Goal during the Performance Period (each as detailed on Exhibit B hereto), provided, however, that in no event shall more than 100% of Target PSUs fully vest and be earned unless the Share Price Goal is also attained during the Performance Period (and any PSUs in excess of 100% of Target PSUs shall be forfeited if the Share Price Goal is not attained).

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Certain Terminations. Notwithstanding the foregoing, (i) in the event of the Participant’s Termination of Service by the Company without Cause during the Performance Period, then the Participant shall remain eligible to fully vest in and earn a pro-rated portion of the PSUs on January 1, 2015 (subject to the Change-in-Control provisions below), determined by multiplying (A) the number of PSUs that would have performance-vested and been earned during the Performance Period (based solely on attainment of the Performance Goals, absent the Participant’s Termination of Service), by (B) a fraction, (x) the numerator of which equals the number of days from and including January 1, 2012 through and including the applicable date of the Participant’s Termination of Service, and (y) the denominator of which equals 1,096 (such fraction, the “Pro-Rating Fraction”), and (ii) if the Participant dies or becomes disabled (within the meaning of Code Section 409A) during the Performance Period, then 100% of the Target PSUs shall fully vest and be deemed to be earned immediately prior to such death or disability (and any PSUs in excess of 100% of Target PSUs shall be forfeited at that time).

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Change in Control. If a Change in Control occurs during the Performance Period, then the PSUs shall be deemed to performance-vest and be earned as to 100% of Target PSUs immediately prior to such Change in Control (with any PSUs in excess of 100% of Target PSUs forfeited upon the Change in Control), and (i) if the Participant continues as an Employee, Director or Consultant through the consummation of the Change in Control, the Target PSUs that performance-vested and were earned upon the Change in Control shall time vest (and thereby fully vest) on January 1, 2015, subject to the Participant’s continued service as an Employee, Director or Consultant through such date, provided, however, that in the event of the Participant’s Termination of Service by the Company (or its successor) without Cause after the Change in Control and prior to January 1, 2015, then 100% of the Target PSUs that performance-vested and were earned upon the Change in Control shall time-vest (and thereby fully vest) immediately prior to such Termination of Service, and (ii) if the Participant has experienced a Termination of Service by the Company without Cause prior to such Change in Control, then the Target PSUs earned upon the Change in Control shall be multiplied by the Pro-Rating Fraction and the resulting PSUs shall become fully vested at that time (and any remaining PSUs that do not vest in accordance with the foregoing shall be forfeited upon the Change in Control).

By his or her signature below, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement. The Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Grant Notice, the Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Agreement. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.1 of this Agreement by (i) withholding Shares otherwise issuable to the Participant upon full vesting of the PSUs, (ii) instructing a broker on the Participant’s behalf to sell Shares otherwise issuable to the Participant upon vesting of the PSUs and submit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.1 of the Agreement or the Plan. If the Participant is married, his or her spouse has signed the Consent of Spouse attached hereto as Exhibit C.

SKULLCANDY, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

Exhibit A

PERFORMANCE-VESTING RESTRICTED STOCK UNIT AWARD AGREEMENT

ARTICLE I.

TERMS AND CONDITIONS OF PSUS

1.1 Grant of PSUs. Upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company hereby grants to the Participant an award of PSUs under the Plan in consideration of the Participant’s past and/or future services and for other good and valuable consideration. In consideration of this grant of PSUs, the Participant agrees to render faithful and efficient services to the Company or its Affiliates. Unless and until the PSUs have fully vested in the manner set forth in the Grant Notice and Exhibit B hereto, the Participant will have no right to receive any Common Stock or other payment in respect of the PSUs.

1.2 Vesting of PSUs. The PSUs shall vest and become nonforfeitable, if at all, in accordance with the terms and conditions set forth in the Grant Notice and Exhibit B hereto.

1.3 Payment of PSUs. As soon as administratively practicable following the Applicable Vesting Date, but in no event more than two-and-a-half months after the end of the Participant’s taxable year in which the Applicable Vesting Date occurs, the Company shall deliver to the Participant (or the Participant’s permitted transferee, if applicable) a number of Shares equal to the number of PSUs subject to this Award that fully vest on the Applicable Vesting Date (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Administrator in its sole discretion). Notwithstanding the foregoing, if Shares cannot be issued within that timeframe pursuant to Section 11.4 of the Plan (or any successor provision thereto), the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Administrator determines that Shares can be issued in accordance with such Section.

1.4 Forfeiture and Termination of PSUs. All PSUs granted under this Agreement shall be forfeited and terminated on the first date on which such PSUs cease to be eligible to fully vest (based on continued service as an Employee, Director or Consultant and/or attainment of the Performance Goals).

1.5 Conditions to Delivery of Shares. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares deliverable hereunder prior to fulfillment of the conditions set forth in Section 11.4 of the Plan (or any successor provision).

1.6 Rights as Stockholder. The holder of the PSUs shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of the PSUs or any Shares underlying the PSUs unless and until such Shares shall have been issued by the Company and are held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.2 of the Plan (or any successor provision).

1.7 Decimals; Rounding. Except as expressly provided in the following sentence, to the extent that any calculations hereunder result in decimals, all such decimals shall be carried out and rounded to the nearest one thousandth (0.001). Payouts of Shares in respect of fully vested PSUs shall be rounded down to the nearest whole Share.

ARTICLE II.

MISCELLANEOUS PROVISIONS

2.1 Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company (including without limitation, as provided in the Grant Notice), an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the PSUs. The Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or to enter such Shares in book entry form unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant arising in connection with the PSUs or payments thereunder.

2.2 Administration. The Administrator shall have the power to interpret the Plan and this Agreement as provided in the Plan. All interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons.

2.3 Grant Not Transferable. The PSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO. Neither the PSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

2.4 Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the PSUs granted pursuant to this Agreement (and any Shares issuable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the PSUs and the issuance of Shares with respect thereto and that the Participant is not relying on the Company for any tax advice.

2.5 Participant’s Representations. The Participant shall, if required by the Company, concurrently with the issuance of any securities hereunder, make such written representations as are deemed necessary or appropriate by the Administrator and/or the Company’s counsel.

2.6 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, as well as all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

2.7 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the PSUs in any material way without the prior written consent of the Participant.

2.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 2.3 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

2.9 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the PSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

2.10 Section 409A. This Agreement shall be interpreted in accordance with the requirements of Section 409A of the Code. The Administrator may, in its discretion, adopt such amendments this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A of the Code or an available exemption therefrom, provided, however, that the Administrator shall have no obligation to take any such action(s) or to indemnify any person for failing to do so.

2.11 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Affiliates with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to PSUs, as and when payable hereunder.

2.12 Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.

2.13 Adjustments. The Participant acknowledges that the PSUs are subject to modification and termination in certain events as provided in this Agreement and Article 13 of the Plan (or any successor provision).

2.14 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.

2.15 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.

2.16 Incorporation of Terms. The PSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and the Agreement, the terms of the Plan shall control.

2.17 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

2.18 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

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